UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     February 13, 2006
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                            TD Banknorth Inc.
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           (Exact name of registrant as specified in its charter)



         Delaware                       000-51179               01-0437984
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine            04112-9540
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   (207) 761-8500
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
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     On February 13, 2006, Angelo P. Pizzagalli, a Class A director of TD Banknorth Inc. ("TD Banknorth"), advised TD Banknorth that he would retire and not stand for reelection as a director when his term expires at the annual meeting of shareholders, scheduled to be held in May 2006.

































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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            TD BANKNORTH INC.


                            By:  /s/ Peter J. Verrill
                                -------------------------------------
                                Name:  Peter J. Verrill
                                Title: Vice Chair and Chief Operating Officer

Date:  February 15, 2006
































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